Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2017
Other Liabilities Disclosure [Abstract]
Other Long-Term Liabilities
Other Long-Term Liabilities
Other long-term liabilities primarily consists of freight tax liabilities and long-term deferred gains attributable to the Entities under Common Control.

The following is a roll-forward of the Company’s freight tax liabilities which are recorded in its consolidated balance sheets in other long-term liabilities, from January 1, 2016 to December 31, 2017:

	Year Ended December 31,
	2017 $	2016 $
Balance of unrecognized tax benefits as at January 1	12,882	7,597
Increases related to the TIL merger (note 22)	8,528	—
Increases for positions related to the current year	1,910	6,777
Changes for positions taken in prior years	3,641	(800)
Decreases related to statute of limitations	(907)	(692)
Balance of unrecognized tax benefits as at December 31	26,054	12,882

The Company does not presently anticipate its uncertain tax positions will significantly increase or decrease in the next 12 months; however, actual developments could differ from those currently expected. The tax years 2011 through 2017 remain open to examination by some of the major jurisdictions in which the Company is subject to tax.

The Company recognizes freight tax expenses in other expenses in its consolidated statements of (loss) income. Interest and penalties on freight tax expenses are included in the roll-forward schedule above and are approximately $4.2 million and $0.8 million for the years ended December 31, 2017 and 2016, respectively.